                                                                       EXHIBIT 4

COMMON STOCK                                                                                                            COMMON STOCK
NO PAR VALUE                                                                                                            NO PAR VALUE

  NUMBER                                                                                                                    SHARES
                                                             [ARTWORK]



       A CORPORATION                                                                             CUSIP
OF THE COMMONWEALTH OF VIRGINIA                                                                  SEE REVERSE FOR CERTAIN DEFINITIONS

                               WGL HOLDINGS, INC.


This Certifies that






is the owner of





          FULLY PAID AND NON ASSESSABLE SHARES OF THE COMMON STOCK OF

                            CERTIFICATE OF STOCK


WGL Holdings, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


     /S/ DOUGLAS V. POPE                                /S/ JOSEPH M. SCHEPIS

      SECRETARY                                                    PRESIDENT AND
                                                         CHIEF OPERATING OFFICER

DATED:                          COUNTERSIGNED AND REGISTERED:
                                          THE BANK OF NEW YORK,
                                                     (NEW YORK)   TRANSFER AGENT
                                                                  AND REGISTRAR,

                               BY

                                                            AUTHORIZED SIGNATURE

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -- as tenants in common                  UNIF GIFT MIN ACT--.............Custodian..............
TEN ENT   -- as tenants by the entireties                                (Cust)                (Minor)
JT TEN    -- as joint tenants with right                             under Uniform Gifts to Minors
             of survivorship and not as                               Act..............................
             tenants in common                                                     (State)

    Additional abbreviations may also be used though not in the above list.

                              WGL HOLDINGS, INC.

     A full statement of the designations, preferences, limitations, and relative rights of the shares of each class of capital stock of the Company authorized to be issued, and the variations in the relative rights and preferences between the shares of each series of each class of the Company's preferred stock, so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series of the Company's classes of preferred stock, is set forth in the Charter of the Company. The Company will furnish a copy of such Charter to any shareholder upon request and without charge. Such request should be directed to the Secretary of the Company at its principal office, 1100 H Street, N.W., Washington, D.C. 20080.

        For value received,........................hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------......................................


 ............................................................................
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

 ............................................................................


 ............................................................................


 ......................................................................Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint..........................................


 ............................................................................
Attorney to transfer the said stock on the books of the within-named
Company with full power of substitution in the premises.


Dated,..................



                                          ..................................


SIGNATURE(S) GUARANTEED:
                         -------------------------------------------------------
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



NOTICE; THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.